7

Exhibit No. 7
Form 10-SB
Cluster Technology Corp.

                       Sublease Agreement

     This SUBLEASE AGREEMENT (this "Sublease Agreement") is made and entered into as of the ______ day of January, 2000, by and between QUICK DELIVERY SERVICE, INC., a Tennessee corporation ("Sublessor"), and UNIVERSAL PAIN TECHNOLOGY, INC., a Florida corporation ("Sublessee").

                           WITNESSETH:

     WHEREAS, Sublessor is lessee from FIRST INDUSTRIAL, L.P.
("Landlord") under a lease dated July 6, 1999, a copy of which lease is attached hereto as Exhibit A (the "Main Lease"); and

     WHEREAS, the real property leased by the Main Lease to Sublessor is located at 5411 Johns Road, Suite 60 1, Tampa,
Florida 33634, and is more specifically described in the Main
Lease (the "Main Premises"); and

     WHEREAS, Sublessor is desirous of subleasing all 11,063 square feet of the Main Premises set forth in Exhibit A hereto
(the "Premises") to Sublessee upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises, the covenants and conditions hereinafter contained, and other good and valuable consideration, it is mutually agreed by and between the parties hereto as follows:

     1. Sublessor hereby leases the Premises to Sublessee and Sublessee leases the
Premises from Sublessor.

     2.   The Term of this Sublease shall commence on January 15,
2000 and shall end on July 31, 2002.

     3. Sublessee shall pay directly to Sublessor the monthly Base Rent of $5,070.54 plus Additional Rent and sales tax from March 1, 2000 to July 31, 2000, of S5,248.00 plus Additional Rent and sales tax from August 1, 2000 to July 31, 2001 and of $5,431.69 plus Additional Rent and sales tax from August 1, 200 1 to July 31, 2002, which shall be paid in advance and which shall be due on the first of each month as specified in the Main Lease. The monthly rent is subject to adjustment in accordance with the terms of the Main Lease. If the Term commences on any day other than the first or ends on any day other than the last day of a month, the rent shall be adjusted pro rata on a per diem basis. Included in said monthly rent are other rental amounts, taxes and assessments, maintenance fees and utilities specified in the Main Lease. In no event shall Sublessor's rental obligations to Landlord specified in the Main Lease be reduced or diminished. Notwithstanding the foregoing, throughout the Term, Sublessee shall pay, directly to

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the utility company furnishing same, all
charges for electric, gas, telephone and refuse collection to the Premises.

     4. Sublessee shall deliver to Sublessor at the time of execution of this Sublease Agreement $10,141.08 to be held by Sublessor as security for the full and faithful performance by Sublessee of all the agreements, terms, covenants and conditions set forth herein and applied against expenses or other costs or damages incurred by Sublessor and to be payable as damages and not as penalty, upon forfeiture, default or early termination without prejudice to any further claims by Sublessor for damages and any remedy for recovery thereof In the event Sublessee observes and performs the terms and conditions of this Sublease Agreement, such money shall be returned to Sublessee following expiration of the Term or any renewals or extensions, as applicable. Sublessor agrees to pay and restore to Landlord the previous security deposit used by Sublessor to cover previous unpaid rent.

     5. Sublessee shall pay Sublessor interest on all Overdue rent, all such interest to be calculated from the date upon which the amount is first due hereunder until actual payment thereof and at a rate being the lesser of five percent (5%) per annum in excess of the minimum lending rate charged to prime commercial borrowers by Sublessor's bank from time to time or the rate permitted by law. All rent payable by Sublessee to Sublessor shall be paid without deduction, set-off or abatement except as herein expressly provided.

     6. Sublessee shall use the Premises exclusively for the purposes allowed by the Main Lease, and shall conduct its business on the Premises within the same hours of operation as Sublessor.

     7. Sublessee hereby acknowledges that Sublessor is now leasing the Premises from Landlord under the Main Lease, and the parties hereto expressly agree that the Main Lease is incorporated herein by reference as fully as if its terms and provisions were herewith set forth in full. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Main Lease. Except as modified herein, Sublessee agrees to assume and be bound by all responsibilities and duties as Sublessor has under the Main Lease. Except as modified herein, Sublessee shall have the same rights and privileges as Sublessor has under the Main Lease and Sublessor shall further have the same rights and privileges as Landlord has under the Main Lease, where applicable. Except as modified herein, Sublessee agrees to fully indemnify and hold harmless Sublessor from any responsibility or liability which Sublessor may incur under the Main Lease by virtue of this Sublease Agreement or Sublessee's occupancy of the Premises.

     8. If Sublessee shall default in the payment when due of the monthly rent, or in the payment of any other payment required under the Main Lease or hereunder, or shall default in the payment of any other obligations from Sublessee to Sublessor, Sublessor or other agents and employees of Sublessor may, without notice if said default is in the payment of rent or other monetary obligations, or, if said default is any non-monetary default, upon five (5) days written notice to Sublessee, during which five (5) days such default is not corrected, terminate this Sublease and/or immediately or at any time thereafter, reenter the Premises and remove all persons and all or any property therefrom. Removal may be either by summary dispossession

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proceedings or by any suitable action or proceeding at law, or by force or otherwise, without Sublessor being liable to indictment, prosecution or damages therefor, and Sublessor may repossess, hold and enjoy the Premises, as the former estate of Sublessor, together with all additions, alterations and improvements thereto. Notwithstanding the above, such recourse shall not be contrary to Florida law.

     9. Sublessee shall name Sublessor and Landlord as additional insureds under all of Sublessee's insurance policies required to be obtained and maintained during the term of the Sublease, including but not limited to liability, fire, workers' compensation and such other forms of insurance as are required under the terms of the Main Lease. Sublessee shall deliver copies of all such policies or certificates of insurance to Sublessor prior to execution of this Sublease Agreement in accordance with the terms of the Main Lease.

     10. Sublessee understands and agrees that this is a lease of space only, and Sublessor assumes no liability for any of Sublessee's property, including without limitation, any destruction, damage or theft of the property while being stored in the leased space. Sublessee represents and warrants that it has adequate insurance to cover loss or destruction of its property and that its insurance policy contains a waiver of subrogation rights such that its 'insurance company (and any other third party) shall not have any right of recovery for any amount paid by such insurance company for damages for loss or destruction to its property at the Main Premises. Sublessee agrees to have its property damage insurance company waive any right -to subrogation that it may have against Sublessor. Sublessee agrees to indemnify and hold Sublessor harmless from any damage, loss or injury resulting from Sublessee's occupancy of the Premises, including without limitation, any attorney's fees or other costs associated with any claim or action involving the property or breach of the terms of this Sublease. Notwithstanding the above, Sublessor must maintain insurance in accordance with the Main Lease.

     11. Sublessee shall indemnify and hold harmless Sublessor from and against any and all claims arising from Sublessee's use of the Premises, or from any activity, work, or thing done, permitted or suffered by Sublessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Sublessor from and against any and all claims arising from any breach or default in the performance of any obligation on Sublessee's part to be performed under the terms of this Sublease, or arising from any negligence of the Sublessee, or any of Sublessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Sublessor by reason of any such claim, Sublessee upon notice from Sublessor shall defend the same at Sublessee's expense by counsel satisfactory to Sublessor. Sublessee, as a material part of the consideration to Sublessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Sublessee hereby waives all claims in respect thereof against Sublessor.

     12. This Sublease Agreement shall be binding upon and shall inure to the benefit of the successors, assigns, executors and administrators of the parties hereto.

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     13.  Any and all notices, designations, consents, offers,
acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to the parties as follows, or to such other address as may be designated by said parties:

               If to Sublessor, to:     Quick Delivery Service,
          Inc.
                              P. 0. Box 7361
                              Mobile, Alabama 36670
                              Attn: Richard Young

               If to Sublessee, to:     Universal Pain
          Technology, Inc.
                              5411 Johns Road, Suite 601
                              Tampa, FL 33634
                              Attn: Jim Gibson

     14. The invalidity or unenforceability of any particular provision of this Sublease Agreement shall not affect the other provisions hereof, and this Sublease Agreement shall be construed in all respects as if such invalid or unenforceable provisions are omitted.

     15. No change or modification of the Sublease Agreement shall be valid unless the same be in writing and signed by all of the parties hereto.

     16. This Sublease Agreement shall be interpreted under the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease Agreement as of the day, month and year first written above.

                              QUICK DELIVERY SERVICE, INC.

                              By:

                              Title:

                              UNIVERSAL PAIN TECHNOLOGY, INC.

                              By:

                              Title:


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                  CONSENT TO SUBLEASE AGREEMENT

     THIS CONSENT TO SUBLEASE AGREEMENT ("Consent Agreement") is
made
as of this _______ day of     __________ 2000 by and among FIRST
INDUSTRIAL L.P., a Delaware limited partnership (the "Landlord", "Lessor" in attached Sublease), QUICK DELIVERY SERVICE, INC. (the "Tenant", "Sublessor" in attached Sublease), and UNIVERSAL PAIN TECHNOLOGY, INC. ("Subtenant", "Sublessee" in attached Sublease).

                            RECITALS:

     WHEREAS, Landlord, as landlord, and Tenant, as tenant, entered into that certain lease dated as of the 6th day of July, 1999, (the "Lease"), pursuant to which Landlord leased to Tenant the leased premises described in the Lease ("Premises") and commonly known as 5411 Johns Road, Suite 601, Tampa, Florida 33634;

     WHEREAS, pursuant to that certain SUBLEASE AGREEMENT dated _________________ attached hereto as Exhibit "A" and made a part hereof (the "Sublease"), Tenant desires to sublease a certain portion of the Premises to Subtenant (the "Sublease Premises"), which Sublease Premises are more specifically described in the Sublease; and Landlord agrees to permit such subletting under the following terms and conditions;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Recitals. The foregoing recitals are hereby incorporated into the body of this Consent Agreement as if fully rewritten and restated herein. Capitalized terms used, but not defined herein, shall have the same meanings as are respectively ascribed to those terms in the Lease.

     2. Representations, Warranties and Covenants. Tenant and Subtenant represent and warrant to Landlord that they have delivered to Landlord a true and complete copy of the Sublease, inclusive of schedules and exhibits, and that there are no other agreements, written or oral, between Tenant and Subtenant with respect to all or any portion of the Premises and Tenant' s interest therein. Tenant and Subtenant hereby covenant and agree that they shall not modify or amend the Sublease without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion. Tenant and Subtenant represent, warrant and covenant to and with Landlord that the term of the Sublease shall expire prior to the expiration date of the Lease, and they shall not extend the term of the Sublease. Subtenant further covenants and agrees that in the event that the Lease is terminated prior to its stated expiration date due to a default or breach by Tenant, then at Landlord's sole and unilateral option, the Sublease shall be deemed to have terminated simultaneously with the Lease.

     3. Consent. Landlord hereby consents to Tenant's sublease of the Sublease Premises to Subtenant, provided that Subtenant agrees to be bound by, and comply with, all terms and conditions of the Lease as if Subtenant was Tenant, except the obligation to pay Rent due under the Lease. It is understood and agreed that Tenant shall continue to pay Rent to Landlord,

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pursuant to the
requirements of the Lease, and Subtenant shall pay to Tenant those payments due, from time to time, under the terms of the Sublease; provided, however, that Tenant and Subtenant acknowledge and agree that at any time and from time to time after Tenant defaults under the Lease (subject to the applicable notice and cure period, if any), Landlord may (but shall not be obligated to) direct Subtenant to make all payments due under the Sublease to Landlord, rather than Tenant. No such election by Landlord shall constitute a waiver of any or all of its rights and remedies against Tenant. In such event, payments timely delivered to Landlord by Subtenant shall be deemed to satisfy Subtenant's monetary obligations under the Sublease.

     4. Waiver of Options. As a specific condition to the consent herein granted by Landlord, Tenant shall agree to waive any and all options contained within the Lease to expand the Premises, or to extend the term of the Lease therefor.

     5. Limitation on Consent. Landlord's above consent to the Sublease does not and shall not diminish, or release Tenant from, any or all of Tenant's obligations and liabilities under the Lease; and Tenant shall continue to remain primarily liable for the timely performance of all obligations required to be performed by the Tenant under the Lease.

     6. One-Time Consent. This consent does not and shall not be deemed to constitute, or be construed as, consent to any future sublease or assignment.

     7. Acceptance of Premises. Subtenant accepts the Sublease Premises in an "as-is," "where-is" condition, and acknowledges and agrees that Landlord does not currently have, nor shall it have, at any future date, any obligation, of any nature whatsoever, to perform any improvements or alterations to or for the benefit of the Sublease Premises and the Subtenant.

     8. Compliance With Lease. Subtenant hereby agrees to be bound by, and comply with, all of the obligations and responsibilities imposed on Tenant, as tenant, under the Lease, except the obligation to pay Rent.

     9. Entire Agreement. This Consent Agreement, together with the Lease and the Sublease, is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties in respect of the subject matter contained herein and therein. In the event of a conflict between the terms and provisions of the Lease, on the one hand, and either or both of the Sublease and this Consent Agreement, on the other hand, the Lease shall control in all events.

          [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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     IN WITNESS WHEREOF, this Consent Agreement has been fully
executed and delivered as of the date set forth above.

                              LANDLORD:
                                   FR Industrial, L.P.,
                                   a Delaware limited partnership

                              By:  First Industrial Realty Trust,
                              Inc.
                                   a Maryland corporation, its
                              general partner

                              By:
                                   ____________________________________
                                   RONALD M. SMITH
                                   Its: Regional Director

                              TENANT:
                                   QUICK DELIVERY SERVICE, INC.

                                   By:
                                   ______________________________
                                   Signature

                                   ______________________________
                                   Print

                                   ____________________________________
                                   Title

                              SUBTENANT:
                                   UNIVERSAL PAIN TECHNOLOGY,
                              INC.

                              By:
                                   ___________________________________
                                   Signature

                                   ___________________________________
                                   Print

                                   ____________________________________
                                   Title

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